FOURTH AMENDMENT

TO

FIFTH AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

THIS FOURTH AMENDMENT TO THE FIFTH AMENDED AND RESTATED AGREEMENT is made as of this 20th day of May, 2020, between the AQR Funds ("Trust"), on behalf of its series listed on Appendix A hereto (each, a "Fund"), and AQR Capital Management, LLC ("AQR").

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008, as amended (the "Original Agreement") in order to reduce the investment advisory fees charged to the Funds described in the Investment Advisory Agreement (as defined below), waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A; and

WHEREAS, the parties have entered into a 3rd Amended and Restated Investment Management Agreement with respect to certain Funds dated as of January 29, 2017 ("Management Agreement") and an Investment Management Agreement II with respect to certain Funds dated as of November 13, 2015 ("Management Agreement II") (together, the Management Agreement and Management Agreement II shall be referred to herein as, the "Investment Advisory Agreement"); and

WHEREAS, as of May 18, 2011, the parties amended and restated the Original Agreement (the "A&R Agreement") in order to clarify certain exclusions included in Section 1 thereto; and

WHEREAS, as of April 1, 2014, the parties amended and restated the A&R Agreement (the "2nd A&R Agreement") in order to clarify certain fee waivers included in Section 1 thereto; and

WHEREAS, as of May 12, 2016, the parties amended and restated the 2nd A&R Agreement (the "3rd A&R Agreement") in order to reflect the amending and restating of certain agreements as referenced in these recitals; and

WHEREAS, as of November 17, 2017, the parties amended and restated the 3rd A&R Agreement (the "4th A&R Agreement") in order to clarify certain exclusions included in Section 1 and to reflect the amending and restating of certain agreements as referenced in these recitals; and

WHEREAS, as of January 29, 2019, the parties amended and restated the 4th A&R Agreement (the "5th A&R Agreement") in order to change the expense limits set by this agreement from a limit on each Fund's total annual operating expenses to a limit on each Fund's other operating expenses; and

WHEREAS, the parties desire to amend Appendix A of the 5th A&R Agreement in order to add the AQR Diversifying Strategies Fund to Appendix A.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust and AQR agree as follows:

1.AMENDMENT TO APPENDIX A. Appendix A of the 5th A&R Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2.Except as modified hereby, the 5th A&R Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS	AQR CAPITAL MANAGEMENT, LLC
By: /s/ Nicole DonVito	By: /s/ Nicole DonVito
Name: Nicole DonVito	Name: Nicole DonVito
Title: Chief Legal Officer & Vice President	Title: Managing Director, Head of
Registered Products

APPENDIX A

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense	Date
Cap
Active Funds:
AQR Global Equity Fund	N	0.20%*	January 29, 2019 – January 28, 2021

	I	0.20%*	January 29, 2019 – January 28, 2021

	R6	0.10%*	January 29, 2019 – January 28, 2021

AQR International Equity Fund	N	0.20%*	January 29, 2019 – January 28, 2021

	I	0.20%*	January 29, 2019 – January 28, 2021

	R6	0.10%*	January 29, 2019 – January 28, 2021

AQR Diversified Arbitrage Fund	N	0.20%*	May 1, 2019 – April 30, 2021

	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR Large Cap Momentum Style	I	0.15%*	January 29, 2019 – January 28, 2021
Fund
	N	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR Small Cap Momentum Style	I	0.15%*	January 29, 2019 – January 28, 2021
Fund
	N	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR International Momentum	I	0.15%*	January 29, 2019 – January 28, 2021
Style Fund
	N	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR Managed Futures Strategy	N	0.20%*	May 1, 2019 – April 30, 2021
Fund
	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR Multi-Asset Fund	N	0.20%*	May 1, 2019 – April 30, 2021

	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

*Limit is on Class' other operating expenses, as defined in Section 1 of this Agreement.

AQR Multi-Strategy Alternative	N	0.20%*	May 1, 2019 – April 30, 2021
Fund
	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR TM Large Cap Momentum	I	0.15%*	January 29, 2019 – January 28, 2021
Style Fund
	N	0.15%*	January 29, 2019 – January 28, 2021
	R6	0.05%*	January 29, 2019 – January 28, 2021
AQR TM Small Cap Momentum	I	0.15%*	January 29, 2019 – January 28, 2021
Style Fund
	N	0.15%*	January 29, 2019 – January 28, 2021
	R6	0.05%*	January 29, 2019 – January 28, 2021
AQR TM International Momentum	I	0.15%*	January 29, 2019 – January 28, 2021
Style Fund
	N	0.15%*	January 29, 2019 – January 28, 2021
	R6	0.05%*	January 29, 2019 – January 28, 2021
AQR Large Cap Defensive Style	N	0.15%*	January 29, 2019 – January 28, 2021
Fund
	I	0.15%*	January 29, 2019 – January 28, 2021
	R6	0.05%*	January 29, 2019 – January 28, 2021
AQR International Defensive Style	N	0.15%*	January 29, 2019 – January 28, 2021
Fund
	I	0.15%*	January 29, 2019 – January 28, 2021
	R6	0.05%*	January 29, 2019 – January 28, 2021
AQR Emerging Defensive Style	N	0.15%*	January 29, 2019 – January 28, 2021
Fund
	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021
AQR Risk-Balanced Commodities	N	0.20%*	May 1, 2019 – April 30, 2021
Strategy Fund
	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR Risk Parity II MV Fund	N	0.20%*	May 1, 2019 – April 30, 2021

	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR Risk Parity II HV Fund	N	0.20%*	May 1, 2019 – April 30, 2021

	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

*Limit is on Class' other operating expenses, as defined in Section 1 of this Agreement.

AQR Large Cap Multi-Style Fund	N	0.15%*	January 29, 2019 – January 28, 2021

	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR Small Cap Multi-Style Fund	N	0.15%*	January 29, 2019 – January 28, 2021

	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR International Multi-Style	N	0.15%*	January 29, 2019 – January 28, 2021
Fund
	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR Emerging Multi-Style Fund	N	0.15%*	January 29, 2019 – January 28, 2021

	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR Long-Short Equity Fund	N	0.20%*	May 1, 2019 – April 30, 2021

	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR Managed Futures Strategy	N	0.20%*	May 1, 2019 – April 30, 2021
HV Fund
	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR Style Premia Alternative	N	0.15%*	May 1, 2019 – April 30, 2021
Fund
	I	0.15%*	May 1, 2019 – April 30, 2021

	R6	0.05%*	May 1, 2019 – April 30, 2021

AQR Global Macro Fund	N	0.20%*	May 1, 2019 – April 30, 2021
	I	0.20%*	May 1, 2019 – April 30, 2021
	R6	0.10%*	May 1, 2019 – April 30, 2021
AQR Equity Market Neutral Fund	N	0.20%*	May 1, 2019 – April 30, 2021
	I	0.20%*	May 1, 2019 – April 30, 2021
	R6	0.10%*	May 1, 2019 – April 30, 2021
AQR Style Premia Alternative LV	N	0.20%*	May 1, 2019 – April 30, 2021
Fund
	I	0.20%*	May 1, 2019 – April 30, 2021
	R6	0.10%*	May 1, 2019 – April 30, 2021

*Limit is on Class' other operating expenses, as defined in Section 1 of this Agreement.

AQR TM Large Cap Multi-Style	N	0.15%*	January 29, 2019 – January 28, 2021
Fund
	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR TM Small Cap Multi-Style	N	0.15%*	January 29, 2019 – January 28, 2021
Fund
	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR TM International Multi-Style	N	0.15%*	January 29, 2019 – January 28, 2021
Fund
	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR TM Emerging Multi-Style	N	0.15%*	January 29, 2019 – January 28, 2021
Fund
	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR Alternative Risk Premia	N	0.20%*	May 1, 2019 – April 30, 2021
Fund
	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR Core Plus Bond Fund	N	0.15%*	January 29, 2019 – January 28, 2021

	I	0.15%*	January 29, 2019 – January 28, 2021

	R6	0.05%*	January 29, 2019 – January 28, 2021

AQR High Yield Bond Fund	N	0.15%*	[ ] – January 28, 2021

	I	0.15%*	[ ] – January 28, 2021

	R6	0.05%*	[ ] – January 28, 2021

AQR Volatility Risk Premium	N	0.20%*	May 1, 2019 – April 30, 2021
Fund
	I	0.20%*	May 1, 2019 – April 30, 2021

	R6	0.10%*	May 1, 2019 – April 30, 2021

AQR Diversifying Strategies Fund	N	0.20%*	[ ] – April 30, 2022

	I	0.20%*	[ ] – April 30, 2022

	R6	0.10%*	[ ] – April 30, 2022

*Limit is on Class' other operating expenses, as defined in Section 1 of this Agreement.